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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

April 22, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2002. The net asset value per common share at that date was $15.26. In addition, during the quarter, three $0.105 per share monthly dividends were declared and paid to common shareholders.

INVESTMENT REVIEW

    For the three months ended March 31, 2002, Cohen & Steers Advantage Income Realty Fund had a total return, based on income and change in net asset value, of 11.1%. This performance compared favorably to the Fund's benchmark, the NAREIT Equity REIT Index*, which returned 8.3%.

    REIT performance, in general, continued to excel in the first quarter, with the averages reaching new highs and substantially outdistancing all of the major stock market indexes. Every REIT property sector advanced in the first quarter, with the best performance being turned in by the Hotel sector, which was up 26.2%, as investors anticipated a strong rebound in this most economically sensitive sector. The Regional Mall sector (+11.9%) performed well for similar reasons, and because of its consistent earnings growth during the recent period of economic weakness. The weakest sectors in the quarter were Apartment (+4.4%), which began the year at a very high relative valuation, and Office (+5.2%), whose fundamentals are not generally expected to respond as quickly to renewed economic growth.

    More than ever, it appears that investors have begun to accept REITs as an asset class. Already this year, flows into real estate mutual funds have reached a five-year high. REIT equity issuance was about $2.5 billion in the first quarter, up from $356 million in first quarter 2001. REIT bond issuance, however, at $2.0 billion, was down 47% from last year's $3.8 billion. Some observers compare recent trends to those of the mid-1990's REIT bull market. We, however, believe today's environment is completely different. That previous bull market was the result of a unique cyclical growth opportunity: REITs were able to acquire property from distressed owners at attractive prices and to finance those acquisitions at favorable terms. Today, by contrast, despite ready access to debt and equity capital, REITs have found opportunities to grow via acquisitions scarce, as real estate, having been redistributed in the previous cycle, is generally held in very strong hands. In addition, because of the economic slowdown and the decline in the demand for space, there are very few new development opportunities that make economic sense.

    In our opinion, the recent change in investor sentiment toward REITs is the result of the steady performance of property investments during the economic slowdown, and the ability of REITs to maintain earnings and dividend growth in more challenging times. The performance of REITs is in marked contrast to the decline in overall stock market values over the past two years and to the record decline in corporate profits registered in 2001. Indeed, the past several years have clearly demonstrated the portfolio diversification benefits of REITs.

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

    In addition, there appears to be a renewed focus on income as a primary source of investment return. As investors have reduced their long-term return expectations for many major asset classes, the attractiveness of REIT dividends has never been greater. At the beginning of the year, the current yield of REITs (7.4%) far exceeded that offered by all other equities and was higher than many fixed-income investments. Unlike fixed-income investments, however, REITs offer the possibility of growth -- and, as the following table demonstrates, REIT dividend growth over the past three years has been substantial. Nearly every one of the 50 largest REITs (which in total represent about 75% of the market capitalization of the REIT universe) increased its dividend per share over the past two years. Excluding Hotel REITs, which were the casualties of last year's unusual decline in travel, the REIT dividend record is nearly perfect, with only one company reducing its dividend in each of the past two years. Further, thus far in 2002, 20 companies, or 40% of this group, have already increased their dividend payouts. Considering that the past two years were weak for real estate fundamentals, one can only imagine the dividend growth potential of REITs in the economic and real estate upturns that we envision for late-2002 and beyond.

                          Dividend Growth per Share

--------------------------------------------------------------------------------
                                         1999      2000      2001
--------------------------------------------------------------------------------
50 Largest REITs
Weighted-Average Growth                  6.3%      6.4%      7.0%
# of Companies Increasing Dividends        46        44        44
# of Companies Reducing Dividends           0         1         3

50 Largest REITs -- ex Hotels
Weighted-Average Growth                  6.6%      6.1%     10.9%
# of Companies Increasing Dividends        48        46        46
# of Companies Reducing Dividends           0         1         1

--------------------------------------------------------------------------------

    In a partial reversal of last year's experience, the performance gap between the higher-yielding, smaller-cap companies and the lower-yielding, larger-cap companies has begun to close. While all sectors produced strong positive returns in the quarter, it appears that the faster-growing companies have begun to outperform the higher-yielding companies. This is logical, considering that interest rates, whose low levels caused investors to flock to the higher-yielding companies last year, have begun to rise in 2002. Further, it appears that the more recession-resistant sectors have begun to underperform, possibly the result of investors believing that the recession may be over. For example, community center owners returned 6.4% in the quarter, versus 11.4% for the mall owners. The largest companies have yet to uniformly become market-performance leaders; however, we believe that as the economic and real estate recoveries progress, leadership by the larger companies should resume.

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                                       2





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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

INVESTMENT OUTLOOK

    It may seem ironic that the strong performance of REITs has coincided with evidence that real estate fundamentals continue to deteriorate. Vacancy rates for every property type are expected to rise for much of this year, as the delivery of new space is greater than the demand for space. Furthermore, some observers have suggested that in some regions the Office sector may not begin to recover until 2004. As a result, many analysts have reduced their earnings growth estimates for both 2002 and 2003. Rising interest rates might well reverse the trends of the past year, whereby REITs had access to low-cost debt capital and investors were attracted to the group's above-average dividend yields. Compounding this situation is the fact that, as a result of their outstanding performance, the share prices of many REITs are believed by some to now exceed their underlying asset values. In fact, some analysts' most optimistic return expectations for 2002 have been met in just the first quarter; as a result, these analysts are now recommending the sale of REIT stocks.

    It is also ironic that REITs, which have proven themselves to be star performers during and after economic slowdowns, are expected by many to underperform during economic recoveries. The argument is that in a rebounding economy better relative growth can be found in industrial and technology companies. In contrast, we believe that investors look further out. In our opinion, the market is looking for signs of renewed economic growth and improved property fundamentals beyond the immediate future. Indeed, there are some very substantial signs that the economy may be entering a phase of very strong growth. In addition, the economic slowdown has also led to a slowdown in construction. Thus, while it may take time for some property markets to return to a better supply/demand balance, the process of getting there is already underway. We fully expect that earnings growth will accelerate once absorption turns positive.

    Perhaps the most important issue to reconcile regards valuation. While many believe that REIT share prices are higher than their net asset values (NAVs) by about 5%-10%, there is no other measure that even suggests that REITs are overvalued. REIT stocks, trading on average at less than 10x this year's expected earnings, are near the bottom of their historical multiple range. Compared to other financial-market instruments, REITs continue to look extremely cheap. Indeed, the S&P 500 Index, trading at 23x earnings, is at the upper end of its historical range, while the NASDAQ multiple is simply stratospheric. Even with the recent rise in interest rates, the cost of borrowing remains near a record low. Furthermore, the gap in yields between REITs and Treasuries is still at the upper end of its historical range. And, although REIT dividend yields are in the middle of their long-term range, their payout ratios are at an all-time low. Additionally, the gap between interest rates and the widely accepted real estate capitalization rates (real estate income as a percentage of asset value) is the widest it has been in over 30 years, at about 4.5 percentage points. If cap rates were to decline by as little as 50 basis points, NAVs would rise by about 12%, turning today's perceived NAV premium into a discount.

    The only way we can reconcile the NAV measure with all of the other valuation measures is to conclude that many analysts' calculations of real estate values are not realistic. Most assets, particularly real estate, must be valued based on current and future income in relation to the cost of capital. Assuming that we are entering a period of economic recovery that leads to rising occupancies, rental rates, and net income, property values should be expected to rise over the next several years. In addition, investors are likely to put a premium on the ability of REITs to generate income that grows consistently, with low volatility. Indeed, as venture capital, private equity, and

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                                       3





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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

technology investments have failed to produce adequate risk-adjusted returns, we believe core property investments are likely to become a mainstay in many diversified portfolios.

    As real estate returns to favor, we expect that REITs will be the investment choice for many. We believe that the modern REIT era is entering its second wave of growth, having come through the first by delivering superior returns, professional management, quality property portfolios, and a high degree of investor liquidity. While we cannot ignore the fact that REIT share prices have come a long way over the past two years, we believe that the long-term outlook for this sector remains extremely bright.

Sincerely,

             MARTIN COHEN                               ROBERT H. STEERS
             MARTIN COHEN                               ROBERT H. STEERS
             President                                  Chairman

                                 GREG E. BROOKS
                                 Portfolio Manager

--------------------------------------------------------------------------------
         Cohen & Steers is online at WWW.COHENANDSTEERS.COM

    We have recently enhanced both the look and features of our website to give you more information about our company, our funds and the REIT market in general. Check out our new interactive Asset Allocation Tool, which allows you to add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or NASDAQ Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

            So visit us today at WWW.COHENANDSTEERS.COM
--------------------------------------------------------------------------------

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

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                                       4







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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)

                                                                  NUMBER                    DIVIDEND
                                                                 OF SHARES      VALUE        YIELD*
                                                                 ---------   ------------   --------
EQUITIES                                               95.75%
  COMMON STOCK                                         66.48%
    APARTMENT/RESIDENTIAL                               6.27%
        Gables Residential Trust..............................     326,400   $ 10,134,720     7.76%
        Home Properties of New York...........................     157,800      5,436,210     6.97
        Post Properties.......................................     133,400      4,482,240     9.29
        Summit Properties.....................................     194,700      4,770,150     7.76
        United Dominion Realty Trust..........................     447,600      7,089,984     7.01
                                                                             ------------
                                                                               31,913,304
                                                                             ------------
    DIVERSIFIED                                         3.05%
        Colonial Properties Trust.............................     450,200     15,509,390     7.66
                                                                             ------------
    HEALTH CARE                                        12.86%
        Health Care Property Investors........................     243,400      9,869,870     7.89
        Healthcare Realty Trust...............................     423,700     12,863,532     7.77
        Health Care REIT......................................     445,000     12,424,400     8.38
        Nationwide Health Properties..........................     860,500     17,339,075     9.13
        Ventas................................................   1,025,100     12,967,515     7.51
                                                                             ------------
                                                                               65,464,392
                                                                             ------------
    INDUSTRIAL                                          4.11%
        First Industrial Realty Trust.........................     531,900     18,217,575     7.94
        ProLogis Trust........................................     115,900      2,706,265     6.08
                                                                             ------------
                                                                               20,923,840
                                                                             ------------
    OFFICE                                             19.48%
        Arden Realty..........................................     433,600     12,314,240     7.11
        Brandywine Realty Trust...............................     464,600     11,103,940     7.36
        Crescent Real Estate Equities Co......................     575,100     11,156,940     7.73
        Equity Office Properties Trust........................      39,400      1,181,606     6.67
        Highwoods Properties..................................     750,500     21,081,545     8.33
        Mack-Cali Realty Corp.................................     606,100     21,019,548     7.15
        Prentiss Properties Trust.............................     550,300     16,244,856     7.25
        Vornado Realty Trust..................................     115,000      5,078,400     5.98
                                                                             ------------
                                                                               99,181,075
                                                                             ------------
    OFFICE/INDUSTRIAL                                   8.18%
        Kilroy Realty Corp....................................      90,100      2,541,721     7.02
        Liberty Property Trust................................     643,200     20,743,200     7.32
        Reckson Associates Realty Corp. -- Class B............     712,500     18,354,000    10.09
                                                                             ------------
                                                                               41,638,921
                                                                             ------------

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                                       5

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                  NUMBER                    DIVIDEND
                                                                 OF SHARES      VALUE        YIELD*
                                                                 ---------   ------------   --------
    SHOPPING CENTER                                    12.53%
      COMMUNITY CENTER                                  3.87%
        Developers Diversified Realty Corp....................     658,300   $ 13,824,300     7.24%
        Federal Realty Investment Trust.......................      33,500        859,945     7.48
        Regency Centers Corp..................................     173,600      5,037,872     7.03
                                                                             ------------
                                                                               19,722,117
                                                                             ------------
      REGIONAL MALL                                     8.66%
        General Growth Properties.............................     124,800      5,516,160     5.88
        Macerich Co...........................................     697,700     21,035,655     7.30
        Simon Property Group..................................     308,700     10,072,881     6.44
        Taubman Centers.......................................     496,900      7,483,314     6.77
                                                                             ------------
                                                                               44,108,010
                                                                             ------------
        TOTAL SHOPPING CENTER.................................                 63,830,127
                                                                             ------------
             TOTAL COMMON STOCK (Identified
               cost -- $299,988,385)..........................                338,461,049
                                                                             ------------
    PREFERRED STOCK                                    29.27%
      APARTMENT/RESIDENTIAL                             6.24%
        Apartment Investment & Management Co., 9.00%,
           Series C...........................................      14,600        360,620     9.11
        Apartment Investment & Management Co., 8.75%,
           Series D...........................................      58,100      1,413,573     8.96
        Apartment Investment & Management Co., 9.375%,
           Series G...........................................      52,800      1,346,400     9.18
        Apartment Investment & Management Co., 9.50%,
           Series H...........................................      10,500        265,650     9.41
        Apartment Investment & Management Co., 10.10%,
           Series Q...........................................      17,600        454,080     9.81
        Apartment Investment & Management Co., 10.10%,
           Series R.... ......................................     917,500     23,625,625     9.71
        Mid-America Apartment Communities, 9.50%,
           Series A...........................................      51,200      1,318,400     9.24
        Mid-America Apartment Communities, 8.875%,
           Series B...........................................      58,300      1,445,840     8.95
        Mid-America Apartment Communities, 9.375%,
           Series C...........................................      61,100      1,534,832     9.32
                                                                             ------------
                                                                               31,765,020
                                                                             ------------
      DIVERSIFIED                                       0.10%
        Colonial Properties Trust, 8.75%, Series A............      12,600        315,000     8.76
        Colonial Properties Trust, 9.25%, Series C............       8,200        211,150     8.97
                                                                             ------------
                                                                                  526,150
                                                                             ------------
      FINANCE                                           1.28%
        iStar Financial, 9.375%, Series B.....................      91,200      2,318,304     9.21
        iStar Financial, 9.20%, Series C......................      55,700      1,407,818     9.10
        iStar Financial, 8.00%, Series D......................     121,500      2,782,350     8.73
                                                                             ------------
                                                                                6,508,472
                                                                             ------------

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                                       6





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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                  NUMBER                    DIVIDEND
                                                                 OF SHARES      VALUE        YIELD*
                                                                 ---------   ------------   --------
      HEALTH CARE                                       3.52%
        Healthcare Realty Trust, 8.875%, Series A.............      33,600   $    846,720     8.81%
        Health Care REIT, 8.875%, Series B....................      17,600        443,520     8.81
        #Nationwide Health Properties, 7.677%, Series P.......     221,000     16,630,250    10.21
                                                                             ------------
                                                                               17,920,490
                                                                             ------------
      HOTEL                                             2.89%
        FelCor Lodging Trust, $1.95, Series A
           (Convertible)......................................     114,500      2,524,725     8.84
        FelCor Lodging Trust, 9.00%, Series B.................      55,400      1,367,272     9.12
        Host Marriott Corp., 10.00%, Series B.................       2,500         64,250     9.73
        Host Marriott Corp., 10.00%, Series C.................      25,300        655,017     9.66
        Innkeepers USA, 8.625%, Series A......................     200,500      4,882,175     8.87
        LaSalle Hotel Properties, 10.25%, Series A............     200,000      5,220,000     9.81
                                                                             ------------
                                                                               14,713,439
                                                                             ------------
      OFFICE                                            3.89%
        Alexandria Real Estate Equities, 9.10%,
           Series B...........................................      53,900      1,392,776     8.82
        CarrAmerica Realty Corp., 8.55%, Series C.............      30,000        737,400     8.71
        Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible).............................       7,000        137,830     8.58
       #Highwoods Properties, 8.625%, Series A................      18,550     17,539,025     9.12
                                                                             ------------
                                                                               19,807,031
                                                                             ------------
      OFFICE/INDUSTRIAL                                 4.06%
      ##PS Business Parks, 9.50%, Series D....................     800,000     20,680,000     9.21
                                                                             ------------
      SELF STORAGE                                      4.46%
        Public Storage, 10.00%, Series A......................     835,500     22,692,180     9.02
                                                                             ------------
    SHOPPING CENTER                                     2.83%
      COMMUNITY CENTER                                  0.89%
        Developers Diversified Realty Corp., 9.50%,
           Series A...........................................      22,100        556,257     9.46
        Developers Diversified Realty Corp., 9.44%,
           Series B...........................................      47,700      1,200,609     9.38
        Developers Diversified Realty Corp., 8.68%,
           Series D...........................................       1,000         24,800     8.75
       #Developers Diversified Realty Corp., 8.60%,
           Series F...........................................      24,700        601,445     8.83
        Federal Realty Investment Trust, 8.50%,
           Series B...........................................      20,100        502,500     8.52
       #New Plan Excel Realty Trust, 7.80%, Series D..........      20,000        950,000     8.21
        Realty Income Corp., 9.375%, Series B.................      28,000        717,360     9.13
                                                                             ------------
                                                                                4,552,971
                                                                             ------------
      OUTLET CENTER                                     0.29%
       #Chelsea Property Group, 8.375%, Series A..............      33,800      1,466,075     9.66
                                                                             ------------

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                                       7

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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2002 (UNAUDITED)

                                                                  NUMBER                    DIVIDEND
                                                                 OF SHARES      VALUE        YIELD*
                                                                 ---------   ------------   --------
      REGIONAL MALL                                     1.65%
        Crown American Realty Trust, 11.00%, Series A.........     125,600   $  6,782,400    10.19%
        Rouse Co., 9.25%, Series Z............................      17,700        444,270     9.20
        Taubman Centers, 8.30%, Series A......................      51,100      1,175,300     9.04
                                                                             ------------
                                                                                8,401,970
                                                                             ------------
        TOTAL SHOPPING CENTER.................................                 14,421,016
                                                                             ------------
             TOTAL PREFERRED STOCK (Identified
               cost -- $140,971,694)..........................                149,033,798
                                                                             ------------
             TOTAL EQUITIES (Identified
               cost -- $440,960,079)..........................                487,494,847
                                                                             ------------

                                                             PRINCIPAL
                                                               AMOUNT
                                                             ----------
  CORPORATE BOND                                    0.97%
        #Host Marriott LP, 9.50%, due 1/15/07.............   $3,700,000      3,592,141
         LNR Property Corp., 10.50%, due 1/15/09..........      500,000        522,500
         New Plan Realty Trust, 6.90%, due 2/15/28........    1,000,000        849,449
                                                                          ------------
             TOTAL CORPORATE BONDS (Identified
                cost -- $4,968,470).......................                   4,964,090
                                                                          ------------
  COMMERCIAL PAPER                                  2.86%
         Union Bank of Switzerland Financial,
           1.60%, due 4/1/02 (Identified cost --
           $14,562,000)...................................   14,562,000     14,562,000
                                                                          ------------
TOTAL INVESTMENTS (Identified cost --
  $460,490,549) ................................... 99.58%                 507,020,937
                                                                          ------------
LIABILITIES IN EXCESS OF OTHER ASSETS AND
  LIQUIDATION VALUE OF AUCTION RATE CUMULATIVE
  PREFERRED SHARES .............................. (24.13)%                (122,884,504)
                                                  ------                  ------------
NET ASSETS -- COMMON STOCK (Equivalent to $15.26
  per share based on 25,172,109 shares of capital
  stock outstanding) ............................  75.45%                 384,136,433
                                                  ------                 ------------
NET ASSETS -- AUCTION RATE CUMULATIVE PREFERRED
  SHARES, SERIES M AND SERIES W (Equivalent to
  $25,000 per share based on 2,500 shares
  outstanding for each class) ..................   24.55%                 125,000,000
                                                                          ------------
TOTAL NET ASSETS ...............................  100.00%                 $509,136,433
                                                  ------                  ------------
                                                  ------                  ------------

-------------------
 * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, which such security trades.

 # Security trades infrequently. The Fund prices this security at fair value using procedures approved by the Fund's Board of Directors.

## 238,000 shares segregated as collateral for interest rate swap transactions.

--------------------------------------------------------------------------------
                                       8







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                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

                             FINANCIAL HIGHLIGHTS*
                           MARCH 31, 2002 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                              --------------------------   ----------------
NET ASSET VALUE -- COMMON STOCK:
Beginning of period: 12/31/01...............                $351,610,788            $14.03
    Net investment income...................  $ 9,371,727                  $0.35
    Net realized and unrealized gain on
       investments..........................   30,030,828                   1.22
Distributions from net investment income to:
    Common shareholders.....................   (7,916,947)                 (0.32)
    Preferred shareholders..................     (572,375)                 (0.02)
                                                                           -----
    Capital stock transactions:
         Distributions reinvested...........    1,612,412
                                              -----------
Net increase in net asset value.............                  32,525,645              1.23
                                                            ------------            ------
End of period: 3/31/2002....................                $384,136,433            $15.26
                                                            ------------            ------
                                                            ------------            ------

-------------------
* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                         AVERAGE ANNUAL TOTAL RETURNS*
                   (period ended March 31, 2002) (Unaudited)

                           Since Inception (5/31/01)
                                     14.74%
---------
* Based on net asset value.

--------------------------------------------------------------------------------
                        REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
--------------------------------------------------------------------------------


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                                       9

--------------------------------------------------------------------------------
              COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

              MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                ------------------                               ---------------------------
                EQUITY INCOME FUND                                     REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

             FOR CAPITAL APPRECIATION:                                FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                 -----------------                               ---------------------------
                SPECIAL EQUITY FUND                              INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX


             FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
               OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
        1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

    THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL
     CHARGES AND EXPENSES, AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

 Robert H. Steers                      INVESTMENT MANAGER
 Director and Chairman                 Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
 Martin Cohen                          New York, NY 10017
 Director and President                (212) 832-3232

 Gregory C. Clark                      FUND SUB-ADMINISTRATOR AND CUSTODIAN
 Director                              State Street Bank and Trust Company
                                       225 Franklin Street
 Bonnie Cohen                          Boston, MA 02110
 Director
                                       TRANSFER AGENT
 George Grossman                       Equiserve Trust Company
 Director                              150 Royall Street
                                       Canton, MA 02021
 Richard J. Norman                     (800) 426-5523
 Director
                                       LEGAL COUNSEL
 Willard H. Smith Jr.                  Simpson Thacher & Bartlett
 Director                              425 Lexington Avenue
                                       New York, NY 10017
 Adam Derechin
 Vice President and Assistant          New York Stock Exchange Symbol: RLF
 Treasurer
                                       Website: www.cohenandsteers.com
 Lawrence B. Stoller
 Assistant Secretary
                                       This report is for shareholder
                                       information. This is not a prospectus
                                       intended for use in the purchase or sale
                                       of Fund shares. Past performance is of
                                       course no guarantee of future results
                                       and your investment may be worth more
                                       or less at the time you sell.

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                                       11

                        ----------------------------
                               COHEN & STEERS
                        ADVANTAGE INCOME REALTY FUND
                        ----------------------------

                              ----------------
                              QUARTERLY REPORT
                               MARCH 31, 2002


COHEN & STEERS
ADVANTAGE INCOME REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017